Exhibit 4.3(a)

[If the registered owner of this Master Global Note is The Depository Trust Company or a nominee thereof, the following legend is applicable: This Master Global Senior Note (this “Master Global Note”) is a Global Security within the meaning of the Indenture referred to herein and is registered in the name of a Depositary or a nominee of a Depositary. Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation (“DTC”) to the issuer or its agent for registration of transfer, exchange, or payment, and any certificate issued upon registration of transfer of, or in exchange for, or in lieu of, this certificate is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.]

[If the registered owner of this Master Global Note is [                ] or a nominee thereof, the following legend is applicable: Unless this certificate is presented by an authorized representative of [                ] (the “Depository”) to the issuer or its agent for registration of transfer, exchange, or payment, and any certificate issued upon registration of transfer of, or in exchange for, or in lieu of, this certificate is registered in the name of [                ] or in such other name as is requested by an authorized representative of the Depository (and any payment is made to [                ] or to such other entity as is requested by an authorized representative of the Depository), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, [                ], has an interest herein.]

THIS MASTER GLOBAL NOTE IS NOT A SAVINGS ACCOUNT OR A DEPOSIT AND IS NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY AND IS NOT AN OBLIGATION OF OR GUARANTEED BY TRUIST FINANCIAL GROUP OR ANY OTHER BANKING OR NONBANKING AFFILIATE OF TRUIST FINANCIAL GROUP.

THIS MASTER GLOBAL NOTE IS A DIRECT, UNCONDITIONAL, UNSECURED AND UNSUBORDINATED GENERAL OBLIGATION OF TRUIST FINANCIAL CORPORATION.

REGISTERED	Truist Financial Corporation
No. [__]	Medium-Term Note, Series I (Senior) (Master Global Note)

This Master Global Note is a “master note,” which term means a Global Note that provides for incorporation therein of the terms and provisions of Debt Obligations by reference to the applicable Pricing Supplements, substantially as contemplated herein.

Truist Financial Corporation, a corporation duly organized and existing under the laws of North Carolina (the “Issuer,” which term includes any successor corporation), for value received, hereby promises to pay to [_______] or its registered assigns: (i) on each principal payment date, including each amortization date, Redemption Date, repayment date, Stated Maturity, and extended maturity date, as applicable, of each obligation identified on the records of the Issuer (which records are maintained by U.S. Bank Trust Company, National Association or such other paying agent as designated in the applicable pricing supplement (the “Paying Agent”)) as being evidenced by this Master Global Note, the principal amount then due and payable for each such obligation, and (ii) on each Interest Payment Date, if any, the interest then due and payable on the principal amount for each such obligation. Payment shall be made by wire transfer of U.S. dollars to the registered owner, or immediately available funds or the equivalent to a party as authorized by the registered owner and in the currency other than U.S. dollars as provided for in each such obligation, by the applicable Paying Agent without the necessity of presentation and surrender of this Master Global Note.

REFERENCE IS HEREBY MADE TO THE FURTHER PROVISIONS OF THIS MASTER GLOBAL NOTE SET FORTH ON THE REVERSE HEREOF.

This Master Global Note is a valid and binding obligation of the Issuer.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Master Global Note shall not be entitled to any benefit under the Indenture, as defined on the reverse hereof, or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Issuer has caused this instrument to be duly executed under its corporate seal.

TRUIST FINANCIAL CORPORATION

By:
Name:
Title:

Attest

By:
Name:
Title:

[(Seal)]

Dated:

[Signature Page to Master Global Note, Senior]

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated herein and issued pursuant to the within-mentioned Indenture.

U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION, as Trustee

By:
Authorized Signatory

[Trustee’s Certificate of Authentication to Master Global Note, Senior]

[Reverse of Note]

Medium-Term Notes, Series I (Senior)

Section 1. General.

This Master Global Note evidences certain indebtedness (the “Debt Obligations”) of the Issuer, which shall form a part of the Issuer’s unsecured, unsubordinated medium-term notes, Series I due nine months or more from the date of issue (“Series I”), all issued or to be issued under and pursuant to that certain Indenture Regarding Senior Securities, dated as of May 24, 1996, as amended by a First Supplemental Indenture, dated as of May 4, 2009, and by a Second Supplemental Indenture, dated as of June 6, 2022 (as so amended, and as the same may be further amended or supplemented from time to time, the “Indenture”), duly executed and delivered by the Issuer and U.S. Bank Trust Company, National Association (as successor in interest to U.S. Bank National Association, as successor to the corporate trust business of State Street Bank and Trust Company), as trustee (the “Trustee,” which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto (including the Issuer’s Officers’ Certificate and Company Order, dated as of January 19, 2024 (the “Officers’ Certificate”), with respect to, among other things, the establishment of medium-term notes, Series I (Senior)) reference is hereby made for a description of the rights, duties and immunities thereunder of the Issuer, the Trustee and the holders of the Debt Obligations. For purposes hereof, references herein to the Indenture include the Indenture, as supplemented by the Officers’ Certificate.

As provided in the Indenture, the Debt Obligations may have different Maturities, may bear interest, if any, at different rates, may be subject to different redemption and repayment provisions, if any, may be subject to different sinking, purchase, or analogous funds, if any, may be subject to different covenants and events of default, and may otherwise vary as in the Indenture provided or permitted. The Debt Obligations as evidenced by this Master Global Note aggregated with any other indebtedness of the Issuer issued under Series I are unlimited.

With respect to each Debt Obligation, the terms and provisions of such Debt Obligation set forth in the applicable pricing supplement (each, as it may be amended or supplemented, a “Pricing Supplement”) relating to such Debt Obligation, as filed by the Issuer with the Securities and Exchange Commission, together with the applicable terms and provisions set forth in the Prospectus Supplement dated January 19, 2024 (the “Prospectus Supplement”) and the Prospectus (the “Prospectus”) dated January 19, 2024 (each such pricing supplement, collectively with such terms and provisions of the Prospectus Supplement and the Prospectus, referred to herein as a “Pricing Supplement”), are hereby incorporated by reference herein and are deemed to be a part of this Master Global Note and are binding upon the parties hereto as though fully set forth herein as of the applicable issue date (such date, the “Issue Date”). This Master Global Note may have such additional or different terms as are set forth in the applicable Pricing Supplement(s) with respect to each Debt Obligation. Any terms so set forth shall be deemed to add to, modify and/or supersede, as necessary, any other terms set forth in this Master Global Note, and in the case of any conflict between the terms and provisions of the applicable Pricing Supplement and the terms and provisions herein, the terms and provisions of the applicable Pricing Supplement shall control with respect to the relevant Debt Obligation. Without limiting the foregoing, in the case of each Debt Obligation, holders of beneficial interests in this Master Global Note are directed to the applicable Pricing Supplement for a description of terms and provisions of such Debt Obligation.

REFERENCE IS HEREBY MADE TO THE FURTHER PROVISIONS OF THE DEBT OBLIGATIONS SET FORTH IN THE RECORDS OF THE ISSUER MAINTAINED BY THE TRUSTEE, WHICH RECORDS CONSIST OF THE PRICING SUPPLEMENT(S) TO THE PROSPECTUS SUPPLEMENT AND PROSPECTUS RELATING TO EACH ISSUANCE OF DEBT OBLIGATIONS, AS FILED BY THE ISSUER WITH THE SECURITIES AND EXCHANGE COMMISSION. SUCH FURTHER PROVISIONS SHALL FOR ALL PURPOSES HAVE THE SAME EFFECT AS THOUGH FULLY SET FORTH HEREIN AND SHALL COMPRISE A PART OF THIS MASTER GLOBAL NOTE.

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TRANSFERS OF THIS MASTER GLOBAL NOTE SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF [DTC][                ] OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE AND TRANSFERS OF PORTIONS OF THIS MASTER GLOBAL NOTE SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE REFERRED TO IN THIS MASTER GLOBAL NOTE.

The Trustee (or other appropriate party under the Indenture) shall make appropriate entries to identify and reflect the issuance of any Debt Obligation represented by this Master Global Note and shall enter additional information with respect to such Debt Obligation, all in accordance with the Indenture and the instructions of the Issuer. In addition, the security registrar shall enter each Debt Obligation in the Security Register maintained by the security registrar, and the Trustee (or other appropriate party under the Indenture) shall make an appropriate notation in its records to reflect the issuance of any Debt Obligation represented by this Master Global Note.

Section 2. Defined Terms.

Unless otherwise defined herein, all terms used in this Master Global Note which are defined in the Indenture and/or the Pricing Supplement shall have the respective meanings assigned to them in the Indenture and/or the Pricing Supplement, as applicable.

Section 3. Payments of Principal and Interest.

Determinations relating to the interest rate payable on a Debt Obligation, if any, shall be made, and interest, if any, payable on a Debt Obligation shall be calculated, as set forth in the applicable Pricing Supplement. Principal, premium, if any, and interest, if any, on Debt Obligations shall be paid on the dates, to the Persons and in the manner described in the applicable Pricing Supplement.

Section 4. Redemption.

If so specified in the applicable Pricing Supplement, and in accordance with the terms and provisions thereof, a Debt Obligation may be redeemable prior to the Stated Maturity at the option of the Company at the Redemption Date(s) or periods within which Redemption Dates may occur and at the related Redemption Prices (such redemption, an “Optional Redemption”).

Notice of any redemption will be mailed or electronically delivered (or otherwise transmitted in accordance with the depositary’s procedures) at least 5 days but not more than 60 days before the redemption date to each holder of a Debt Obligation to be redeemed to the Person in whose name this Master Global Note is registered at such address as shall appear in the Security Register of the Issuer.

In the event of redemption of a Debt Obligation in part only, the unredeemed portion thereof shall be at least the minimum authorized denomination (the “Minimum Denomination”) specified in the applicable Pricing Supplement, or if no such Minimum Denomination is so specified, U.S. $2,000. In the event of redemption of a Debt Obligation in part only, the unredeemed portion of that Debt Obligation shall continue to be represented by this Master Global Note and the applicable Pricing Supplement. The Trustee (or other appropriate party under the Indenture) shall note any such early redemption, whether in whole or in part, on the security registrar shall make appropriate modifications to the entry in the Security

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Register for the relevant Debt Obligation. Unless otherwise specified in the applicable Pricing Supplement, if less than all of a Debt Obligation is to be redeemed, the interests in such Debt Obligation to be redeemed shall be, for so long as this Master Global Note is held by [DTC][                ], selected in accordance with the procedures of [DTC][                ].

Unless the Issuer defaults in the payment of the Redemption Price, on and after the Redemption Date interest will cease to accrue on the applicable Debt Obligations or portions thereof called for redemption.

Any calculations in connection with any redemption will be made by the Issuer or its designee; provided, however, that such calculation shall not be a duty or obligation of the Trustee. Neither the Trustee nor the calculation agent shall be responsible for or have any responsibility to determine or make any calculations in connection with any redemption. The Issuer’s actions and determinations in determining the redemption price shall be conclusive and binding for all purposes, absent manifest error.

If no optional Redemption Date(s) or periods within which Redemption Dates may occur are set forth in the applicable Pricing Supplement, such Debt Obligation may not be redeemed at the option of the Issuer prior to its Stated Maturity.

To the extent then required by applicable laws or regulations, Debt Obligations may not be redeemed prior to the applicable Stated Maturity without the requisite prior approval, if any, from applicable regulators.

Section 5. Sinking Funds.

Unless otherwise specified in the applicable Pricing Supplement, the Debt Obligations under this Master Global Note will not be subject to any sinking fund.

Section 6. Principal Amount For Indenture Purposes.

For the purpose of determining whether holders of the requisite amount of Series I notes, including the Debt Obligations as evidenced by this Master Global Note, Outstanding under the Indenture have made a demand, given a notice or waiver or taken any other action, the outstanding principal amount of this Master Global Note shall be deemed to be the aggregate principal amount outstanding of the Debt Obligations as evidenced by this Master Global Note.

Section 7. Modification and Waivers.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the holders of the notes of each series, including the holders of the Debt Obligations, under the Indenture at any time by the Issuer and the Trustee with the consent of the holders of not less than a majority in aggregate principal amount of the notes at the time Outstanding of each series to be affected and, for certain purposes, without the consent of the holders of any notes, including the holders of Debt Obligations, at the time Outstanding. The Indenture also contains provisions permitting the holders of specified percentages in aggregate principal amount of the Debt Obligations of each series at the time Outstanding, on behalf of the holders of all Debt Obligations of such series, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the holder of this Master Global Note shall be conclusive and binding upon such holder and upon all future holders of this Master Global Note and of any Master Global Note issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Master Global Note. The determination of whether particular notes of each series, including the Debt Obligations, are “outstanding” will be made in accordance with the Indenture.

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No reference herein to the Indenture and no provision of this Master Global Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of, premium, if any, and interest, if any, on each Debt Obligation at the times, place and rate, and in the coin or currency, identified on the records of the Issuer.

Section 8. Events of Default.

Unless otherwise specified in the applicable Pricing Supplement, the “Events of Default” with respect to this Master Global Note, including for the Debt Obligations of Series I evidenced hereunder, shall be as set forth in the Indenture, and, solely to the extent set forth in the Indenture, upon the occurrence and continuance of an Event of Default for the Debt Obligations, the principal of all such Debt Obligations under this Master Global Note may (subject to the conditions set forth in the Indenture) be declared due and payable in the manner and with the effect provided in the Indenture.

Section 9. Governing Law.

This Master Global Note shall be governed by and construed in accordance with the laws of the State of New York.

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ABBREVIATIONS

The following abbreviations, when used in the inscription of the face of this Note, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	• as tenants in common

TEN ENT	• as tenants by the entireties (Cust)

JT TEN	• as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT	• Uniform Gifts to Minors Act

Additional abbreviations may also be used though not in the above list.

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ASSIGNMENTS

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s), and transfer(s) unto

(Name, Address, and Taxpayer Identification Number of Assignee)

the Master Global Note and all rights thereunder, hereby irrevocably constituting and appointing __________________ attorney to transfer said Master Global Note on the books of the Issuer with full power of substitution in the premises.

Dated:____________________
(Signature)

Signature(s) Guaranteed:	NOTICE: The signature on this assignment must correspond with the name as written upon the face of this Master Global Note, in every particular, without alteration or enlargement or any change whatsoever.

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Exhibit 4.3(b)

[If the registered owner of this Master Global Note is The Depository Trust Company or a nominee thereof, the following legend is applicable: This Master Global Subordinated Note (this “Master Global Note”) is a Global Security within the meaning of the Indenture referred to herein and is registered in the name of a Depositary or a nominee of a Depositary. Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation (“DTC”) to the issuer or its agent for registration of transfer, exchange, or payment, and any certificate issued upon registration of transfer of, or in exchange for, or in lieu of, this certificate is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.]

[If the registered owner of this Master Global Note is [                ] or a nominee thereof, the following legend is applicable: Unless this certificate is presented by an authorized representative of [                ] (the “Depository”) to the issuer or its agent for registration of transfer, exchange, or payment, and any certificate issued upon registration of transfer of, or in exchange for, or in lieu of, this certificate is registered in the name of [                ] or in such other name as is requested by an authorized representative of the Depository (and any payment is made to [                ] or to such other entity as is requested by an authorized representative of the Depository), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, [                ], has an interest herein.]

THIS MASTER GLOBAL NOTE IS NOT A SAVINGS ACCOUNT OR A DEPOSIT AND IS NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY AND IS NOT AN OBLIGATION OF OR GUARANTEED BY TRUIST FINANCIAL GROUP OR ANY OTHER BANKING OR NONBANKING AFFILIATE OF TRUIST FINANCIAL GROUP.

THIS MASTER GLOBAL NOTE IS A DIRECT, UNCONDITIONAL, UNSECURED AND SUBORDINATED GENERAL OBLIGATION OF TRUIST FINANCIAL CORPORATION. THE INDEBTEDNESS OF TRUIST FINANCIAL CORPORATION EVIDENCED BY THIS MASTER GLOBAL NOTE, INCLUDING THE PRINCIPAL AND ANY PREMIUM AND INTEREST THEREON, IS, TO THE EXTENT AND IN THE MANNER SET FORTH IN THE INDENTURE, SUBORDINATE AND JUNIOR IN RIGHT OF PAYMENT TO TRUIST FINANCIAL CORPORATION’S OBLIGATIONS TO HOLDERS OF SENIOR INDEBTEDNESS, AS DEFINED IN THE INDENTURE, AND EACH HOLDER OF THIS NOTE, BY THE ACCEPTANCE HEREOF, AGREES TO AND SHALL BE BOUND BY SUCH PROVISIONS OF THE INDENTURE.

REGISTERED	Truist Financial Corporation
No. [__]	Medium-Term Note, Series J (Subordinated) (Master Global Note)

This Master Global Note is a “master note,” which term means a Global Note that provides for incorporation therein of the terms and provisions of Debt Obligations by reference to the applicable Pricing Supplements, substantially as contemplated herein.

Truist Financial Corporation, a corporation duly organized and existing under the laws of North Carolina (the “Issuer,” which term includes any successor corporation), for value received, hereby promises to pay to [________] or its registered assigns: (i) on each principal payment date, including each amortization date, Redemption Date, repayment date, Stated Maturity, and extended maturity date, as applicable, of each obligation identified on the records of the Issuer (which records are maintained by U.S. Bank Trust Company, National Association or such other paying agent as designated in the applicable pricing supplement (the “Paying Agent”)) as being evidenced by this Master Global Note, the principal amount then due and payable for each such obligation, and (ii) on each Interest Payment Date, if any, the interest then due and payable on the principal amount for each such obligation. Payment shall be made by wire transfer of U.S. dollars to the registered owner, or immediately available funds or the equivalent to a party as authorized by the registered owner and in the currency other than U.S. dollars as provided for in each such obligation, by the applicable Paying Agent without the necessity of presentation and surrender of this Master Global Note.

REFERENCE IS HEREBY MADE TO THE FURTHER PROVISIONS OF THIS MASTER GLOBAL NOTE SET FORTH ON THE REVERSE HEREOF.

This Master Global Note is a valid and binding obligation of the Issuer.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Master Global Note shall not be entitled to any benefit under the Indenture, as defined on the reverse hereof, or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Issuer has caused this instrument to be duly executed under its corporate seal.

TRUIST FINANCIAL CORPORATION

By:
Name:
Title:

Attest

[(Seal)]	By:
Name:
Dated:	Title:

[Signature Page to Master Global Note, Subordinated]

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated herein and issued pursuant to the within-mentioned Indenture.

U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION, as Trustee

By:
Authorized Signatory

[Trustee’s Certificate of Authentication to Master Global Note, Subordinated]

[Reverse of Note]

Medium-Term Notes, Series J (Subordinated)

Section 1. General.

This Master Global Note evidences certain indebtedness (the “Debt Obligations”) of the Issuer, which shall form a part of the Issuer’s unsecured, subordinated medium-term notes, Series J due nine months or more from the date of issue (“Series J”), all issued or to be issued under and pursuant to that certain Indenture Regarding Subordinated Securities, dated as of May 24, 1996, as amended by a First Supplemental Indenture, dated as of December 23, 2003, by a Second Supplemental Indenture, dated as of September 24, 2004, by a Third Supplemental Indenture, dated as of May 4, 2009, and by a Fourth Supplemental Indenture, dated as of July 28, 2022 (as so amended, and as the same may be further amended or supplemented from time to time, the “Indenture”), duly executed and delivered by the Issuer and U.S. Bank Trust Company, National Association (as successor in interest to U.S. Bank National Association, as successor to the corporate trust business of State Street Bank and Trust Company), as trustee (the “Trustee,” which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto (including the Issuer’s Officers’ Certificate and Company Order, dated as of January 19, 2024 (the “Officers’ Certificate”), with respect to, among other things, the establishment of medium-term notes, Series J (Subordinated)) reference is hereby made for a description of the rights, duties and immunities thereunder of the Issuer, the Trustee, the holders of the Issuer’s Senior Indebtedness and the holders of the Debt Obligations. For purposes hereof, references herein to the Indenture include the Indenture, as supplemented by the Officers’ Certificate.

As provided in the Indenture, the Debt Obligations may have different Maturities, may bear interest, if any, at different rates, may be subject to different redemption and repayment provisions, if any, may be subject to different sinking, purchase, or analogous funds, if any, may be subject to different covenants and events of default, and may otherwise vary as in the Indenture provided or permitted. The Debt Obligations as evidenced by this Master Global Note aggregated with any other indebtedness of the Issuer issued under Series J are unlimited.

With respect to each Debt Obligation, the terms and provisions of such Debt Obligation set forth in the applicable pricing supplement (each, as it may be amended or supplemented, a “Pricing Supplement”) relating to such Debt Obligation, as filed by the Issuer with the Securities and Exchange Commission, together with the applicable terms and provisions set forth in the Prospectus Supplement dated January 19, 2024 (the “Prospectus Supplement”) and the Prospectus (the “Prospectus”) dated January 19, 2024 (each such pricing supplement, collectively with such terms and provisions of the Prospectus Supplement and the Prospectus, referred to herein as a “Pricing Supplement”), are hereby incorporated by reference herein and are deemed to be a part of this Master Global Note and are binding upon the parties hereto as though fully set forth herein as of the applicable issue date (such date, the “Issue Date”). This Master Global Note may have such additional or different terms as are set forth in the applicable Pricing Supplement(s) with respect to each Debt Obligation. Any terms so set forth shall be deemed to add to, modify and/or supersede, as necessary, any other terms set forth in this Master Global Note, and in the case of any conflict between the terms and provisions of the applicable Pricing Supplement and the terms and provisions herein, the terms and provisions of the applicable Pricing Supplement shall control with respect to the relevant Debt Obligation. Without limiting the foregoing, in the case of each Debt Obligation, holders of beneficial interests in this Master Global Note are directed to the applicable Pricing Supplement for a description of terms and provisions of such Debt Obligation.

REFERENCE IS HEREBY MADE TO THE FURTHER PROVISIONS OF THE DEBT OBLIGATIONS SET FORTH IN THE RECORDS OF THE ISSUER MAINTAINED BY THE TRUSTEE, WHICH RECORDS CONSIST OF THE PRICING SUPPLEMENT(S) TO THE PROSPECTUS SUPPLEMENT AND PROSPECTUS RELATING TO EACH ISSUANCE OF DEBT OBLIGATIONS, AS FILED BY THE ISSUER WITH THE SECURITIES AND EXCHANGE COMMISSION. SUCH FURTHER PROVISIONS SHALL FOR ALL PURPOSES HAVE THE SAME EFFECT AS THOUGH FULLY SET FORTH HEREIN AND SHALL COMPRISE A PART OF THIS MASTER GLOBAL NOTE.

TRANSFERS OF THIS MASTER GLOBAL NOTE SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF [DTC][                ] OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE AND TRANSFERS OF PORTIONS OF THIS MASTER GLOBAL NOTE SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE REFERRED TO IN THIS MASTER GLOBAL NOTE.

The Trustee (or other appropriate party under the Indenture) shall make appropriate entries to identify and reflect the issuance of any Debt Obligation represented by this Master Global Note and shall enter additional information with respect to such Debt Obligation, all in accordance with the Indenture and the instructions of the Issuer. In addition, the security registrar shall enter each Debt Obligation in the Security Register maintained by the security registrar, and the Trustee (or other appropriate party under the Indenture) shall make an appropriate notation in its records to reflect the issuance of any Debt Obligation represented by this Master Global Note.

Section 2. Defined Terms.

Unless otherwise defined herein, all terms used in this Master Global Note which are defined in the Indenture and/or the Pricing Supplement shall have the respective meanings assigned to them in the Indenture and/or the Pricing Supplement, as applicable.

Section 3. Payments of Principal and Interest.

Determinations relating to the interest rate payable on a Debt Obligation, if any, shall be made, and interest, if any, payable on a Debt Obligation shall be calculated, as set forth in the applicable Pricing Supplement. Principal, premium, if any, and interest, if any, on Debt Obligations shall be paid on the dates, to the Persons and in the manner described in the applicable Pricing Supplement.

Section 4. Redemption.

If so specified in the applicable Pricing Supplement, and in accordance with the terms and provisions thereof, a Debt Obligation may be redeemable prior to the Stated Maturity at the option of the Company at the Redemption Date(s) or periods within which Redemption Dates may occur and at the related Redemption Prices (such redemption, an “Optional Redemption”).

Notice of any redemption will be mailed or electronically delivered (or otherwise transmitted in accordance with the depositary’s procedures) at least 5 days but not more than 60 days before the redemption date to each holder of a Debt Obligation to be redeemed to the Person in whose name this Master Global Note is registered at such address as shall appear in the Security Register of the Issuer.

In the event of redemption of a Debt Obligation in part only, the unredeemed portion thereof shall be at least the minimum authorized denomination (the “Minimum Denomination”) specified in the applicable Pricing Supplement, or if no such Minimum Denomination is so specified, U.S. $2,000. In the event of redemption of a Debt Obligation in part only, the unredeemed portion of that Debt Obligation shall continue to be represented by this Master Global Note and the applicable Pricing Supplement. The

Trustee (or other appropriate party under the Indenture) shall note any such early redemption, whether in whole or in part, on the security registrar shall make appropriate modifications to the entry in the Security Register for the relevant Debt Obligation. Unless otherwise specified in the applicable Pricing Supplement, if less than all of a Debt Obligation is to be redeemed, the interests in such Debt Obligation to be redeemed shall be, for so long as this Master Global Note is held by [DTC][                ], selected in accordance with the procedures of [DTC][                ].

Unless the Issuer defaults in the payment of the Redemption Price, on and after the Redemption Date interest will cease to accrue on the applicable Debt Obligations or portions thereof called for redemption.

Any calculations in connection with any redemption will be made by the Issuer or its designee; provided, however, that such calculation shall not be a duty or obligation of the Trustee. Neither the Trustee nor the calculation agent shall be responsible for or have any responsibility to determine or make any calculations in connection with any redemption. The Issuer’s actions and determinations in determining the redemption price shall be conclusive and binding for all purposes, absent manifest error.

If no optional Redemption Date(s) or periods within which Redemption Dates may occur are set forth in the applicable Pricing Supplement, such Debt Obligation may not be redeemed at the option of the Issuer prior to its Stated Maturity.

To the extent then required by applicable laws or regulations, Debt Obligations may not be redeemed prior to the applicable Stated Maturity without the requisite prior approval, if any, from applicable regulators.

Section 5. Sinking Funds.

Unless otherwise specified in the applicable Pricing Supplement, the Debt Obligations under this Master Global Note will not be subject to any sinking fund.

Section 6. Principal Amount For Indenture Purposes.

For the purpose of determining whether holders of the requisite amount of Series J notes, including the Debt Obligations as evidenced by this Master Global Note, Outstanding under the Indenture have made a demand, given a notice or waiver or taken any other action, the outstanding principal amount of this Master Global Note shall be deemed to be the aggregate principal amount outstanding of the Debt Obligations as evidenced by this Master Global Note.

Section 7. Modification and Waivers.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the holders of the notes of each series, including the holders of the Debt Obligations, under the Indenture at any time by the Issuer and the Trustee with the consent of the holders of not less than a majority in aggregate principal amount of the notes at the time Outstanding of each series to be affected and, for certain purposes, without the consent of the holders of any notes, including the holders of Debt Obligations, at the time Outstanding. The Indenture also contains provisions permitting the holders of specified percentages in aggregate principal amount of the Debt Obligations of each series at the time Outstanding, on behalf of the holders of all Debt Obligations of such series, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the holder of this Master Global Note shall be conclusive and binding upon such holder and upon all future holders of this Master Global Note and of any Master Global Note issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Master Global Note. The determination of whether particular notes of each series, including the Debt Obligations, are “outstanding” will be made in accordance with the Indenture.

Subject to the rights of holders of Senior Indebtedness of the Issuer set forth in this Master Global Note and as provided in the Indenture, no reference herein to the Indenture and no provision of this Master Global Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of, and any premium and interest on, each Debt Obligation at the times, place and rate, and in the coin or currency, identified on the records of the Issuer.

Section 8. Subordination.

The indebtedness evidenced by this Master Global Note is, to the extent and in the manner provided in the Indenture referred to above, subordinate and subject in right of payment to the prior payment in full of the principal of and premium, if any, and interest on all Senior Indebtedness of the Issuer, as defined in the Indenture. Each holder of a Debt Obligation evidenced by this Master Global Note, by accepting the same, agrees to and shall be bound by the provisions of the Indenture and authorizes and directs the Trustee on such holder’s behalf to take such action as may be necessary or appropriate to acknowledge or effectuate the subordination of such Debt Obligation and this Master Global Note as provided in the Indenture and appoints the Trustee such holder’s attorney-in-fact for any and all such purposes.

As more specifically provided in the Indenture, upon any distribution of assets of the Issuer after any dissolution, winding up, liquidation or reorganization, the holders of Senior Indebtedness are entitled to receive payment in full of principal and any premium and interest due on Senior Indebtedness before the holders of the subordinated notes, including the holders of the Debt Obligations, are entitled to receive any payment on account of the principal of and any premium or interest on such subordinated notes, including the Debt Obligations (except that holders of the subordinated notes, including the Debt Obligations, may receive payment in shares of stock in a reorganization or adjustment in certain circumstances specified in the Indenture). Certain dissolution, winding up, liquidation or reorganization events specified in the Indenture will not be deemed to be a dissolution, winding up, liquidation or reorganization for this purpose.

The Issuer may not pay principal of, or any premium or interest on, any subordinated notes, including the Debt Obligations, and may not acquire any subordinated notes, including the Debt Obligations, for cash or property other than the Issuer’s capital stock if (1) a default on Senior Indebtedness occurs and is continuing that permits holders of such Senior Indebtedness to accelerate its maturity; and (2) such default is the subject of judicial proceedings or the Issuer receives written notice of such default from a representative of the holders of the Senior Indebtedness. If the Issuer receives a notice in accordance with the preceding sentence, a similar notice received within 360 days thereafter relating to the same default on the same issue of Senior Indebtedness shall not be effective for such purpose. The Issuer may resume payments on subordinate notes, including the Debt Obligations, and may acquire such notes when (1) such default is cured or waived or shall have ceased to exist or the Senior Indebtedness to which such default relates shall have been paid in full in cash or cash equivalents; or (2) if such default is not the subject of judicial proceedings, 120 days pass after the Issuer receives such written notice (subject to any other prohibitions in the Indenture on such payment or acquisition).

Section 9. Events of Default.

Unless otherwise specified in the applicable Pricing Supplement, the “Events of Default” with respect to this Master Global Note, including for the Debt Obligations of Series J evidenced hereunder, shall be as set forth in the Indenture, and, solely to the extent set forth in the Indenture, upon the occurrence and continuance of an Event of Default for the Debt Obligations, the principal of all such Debt Obligations under this Master Global Note may (subject to the conditions set forth in the Indenture) be declared due and payable in the manner and with the effect provided in the Indenture.

Section 10. Governing Law.

This Master Global Note shall be governed by and construed in accordance with the laws of the State of New York.

ABBREVIATIONS

The following abbreviations, when used in the inscription of the face of this Note, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	• as tenants in common

TEN ENT	• as tenants by the entireties (Cust)

JT TEN	• as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT	• Uniform Gifts to Minors Act

Additional abbreviations may also be used though not in the above list.

ASSIGNMENTS

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s), and transfer(s) unto

(Name, Address, and Taxpayer Identification Number of Assignee)

the Master Global Note and all rights thereunder, hereby irrevocably constituting and appointing __________________ attorney to transfer said Master Global Note on the books of the Issuer with full power of substitution in the premises.

Dated:____________________
(Signature)

Signature(s) Guaranteed:	NOTICE: The signature on this assignment must correspond with the name as written upon the face of this Master Global Note, in every particular, without alteration or enlargement or any change whatsoever.

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